BRINKER CAPITAL DESTINATIONS TRUST

(“TRUST”)

SUPPLEMENT DATED DECEMBER 30, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Changes in Portfolio Management of the Sub-Adviser of the Destinations Municipal Fixed Income Fund (the “Fund”)

Effective immediately, Timothy T. A. McGregor no longer serves as a portfolio manager for the portion of the assets of the Fund managed by Northern Trust Investments, Inc. (“NTI”). Additionally, Messrs. Adam Shane and Nate Miller are added as portfolio managers for the portion of the Fund’s assets managed by NTI. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

1.         All references to Timothy T. A. McGregor are hereby deleted from the Summary Prospectus and Prospectus.

2.         In the “Investment Adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the information in the table relating to NTI is hereby deleted and replaced with the following:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Northern Trust Investments, Inc.
Adam Shane, CFA, Co-Head of Municipal Bond Portfolio Management	2022
Nate Miller, Portfolio Manager	2022

3.        In the “Investment and Account Information” section of the Prospectus, under the “Fund Management” sub-section, under “The Multi-Manager Strategy” heading, under the “Destinations Municipal Fixed Income Fund” sub-heading, the paragraph relating to NTI is hereby deleted and replaced with the following:

“Northern Trust Investments, Inc.: Northern Trust Investments, Inc. (“NTI”), located at 50 S. LaSalle Street, Chicago, IL 60603, serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to NTI. Adam Shane, CFA, and Nate Miller have been managing a portion of the Destinations Municipal Fixed Income Fund since December 2022. Mr. Shane is Co-Head of Municipal Bond Portfolio Management on the Global Fixed Income team at Northern Trust Asset Management. In this capacity, Mr. Shane has responsibility for the oversight and management of both investment grade and high yield municipal bond strategies. Mr. Shane has held various positions in portfolio management, credit research, and product management at Northern Trust Asset Management, and prior to that at Nuveen. He has a B.A. in history from Williams College and an MBA, with concentrations in accounting and finance, from the University of Chicago, Graduate School of Business. Mr. Shane is an active CFA® Charterholder, a member of the CFA Society Chicago, the CFA Institute, the Chicago Municipal Analysts Society, and the National Federation of Municipal Analysts. Mr. Miller is a Portfolio Manager of Municipal Bonds on the Global Fixed Income team at Northern Trust Asset Management. In this role, he is responsible for managing tax-exempt portfolios across mutual funds and separately managed accounts. Mr. Miller joined the Northern Trust in 1995 and worked in various senior operations and relationship management roles before joining the Global Fixed Income team in 2003. He earned a Bachelor’s degree in finance from the University of Illinois at Champaign-Urbana in 1994.

There are no other changes to the Summary Prospectus and Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRINKER CAPITAL DESTINATIONS TRUST

(“TRUST”)

SUPPLEMENT DATED DECEMBER 30, 2022,

TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”), DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Portfolio Management of the Destinations Municipal Fixed Income Fund (the “Fund”)

Effective immediately, Timothy T. A. McGregor no longer serves as a portfolio manager for the portion of the assets of the Fund managed by Northern Trust Investments, Inc. (“NTI”). Additionally, Messrs. Adam Shane and Nate Miller are added as portfolio managers for the portion of the Fund’s assets managed by NTI. Accordingly, the following changes are hereby made to the SAI:

1.         All references to Timothy T. A. McGregor are hereby deleted from the SAI.

2.         In the “Portfolio Manager Disclosure” section, under the “Northern Trust Investments, Inc.” heading, the last sentence of the first paragraph under the “Compensation” sub-heading is hereby deleted and replaced with:

The following information relates to the period ended December 16, 2022.

3.        Under the same heading, the information under the “Ownership of Fund Shares” sub-heading is hereby deleted in its entirety and replaced with the following:

As of December 16, 2022, the portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.

4.         Under the same heading, the information under the “Other Accounts” sub-heading is hereby deleted in its entirety and replaced with the following:

Other Accounts. As of December 16, 2022, in addition to the Destinations Municipal Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adam Shane	6	$3,806.6	0	$0	354	$3,461.9
Nate Miller	1	$593.7	0	0	574	$8,822.0

None of these accounts are subject to a performance-based advisory fee.

5.        Under the same heading, the information under the “Conflicts of Interest” sub-heading is hereby deleted in its entirety and replaced with the following:

Conflicts of Interest. NTI’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. A fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Destinations Municipal Fixed Income Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI’s affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE